UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 11, 2015

Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On December 11, 2015, the Board of Directors (the “Board”) of Merit Medical Systems, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Second Amended and Restated Bylaws”), effective immediately, to amend Article II, Section 11 (Shareholders - Transaction of Business at Meeting) and Article III, Section 11 (Board of Directors - Nominations of Directors by Shareholders), and to add a new Article III, Section 12 (Board of Directors - Majority Voting).

Among other amendments, the Second Amended and Restated Bylaws:

•
Revised the shareholder’s notice provisions of Article II, Section 11 (Shareholders - Transaction of Business at Meeting) and Article III, Section 11 (Board of Directors - Nominations of Directors by Shareholders) to provide that, if the Company did not hold an annual meeting of shareholders the previous year, or if the annual meeting of shareholders is called for a date that is not within thirty (30) days before or after the anniversary date of the previous year’s annual meeting of shareholders, a shareholder must submit notice of a shareholder proposal not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the annual meeting was made, whichever first occurs, for such notice to be considered timely.

•
Added a new Article III, Section 12 (Majority Voting), which provides that a nominee for director shall be elected to the Board if a majority of the votes cast are in favor of such nominee’s election, unless the number of nominees for director exceeds the number of directors to be elected, in which case directors shall be elected by a plurality of the votes of the shares entitled to vote on such election of directors. Article III, Section 12 (Majority Voting) also provides that if an incumbent director is not re-elected, the director shall tender his or her resignation to the Board, following which the Nominating and Corporate Governance Committee of the Board will make a recommendation to the Board on whether to accept or reject the resignation. The Board will act on the recommendation of the Nominating and Governance Committee and publicly disclose its decision within 90 days from the date of the certification of the election results.

The following summary is qualified in its entirety by reference to the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

3.1    Second Amended and Restated Bylaws of Merit Medical Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: December 16, 2015	By:	/s/ Bernard Birkett
Bernard Birkett, Chief Financial Officer

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